PLEASE CONTACT YOUR MERRILL FINANCIAL ADVISER TO ENSURE THE PROPER

COMPLETION AND SUBMISSION OF THE NECESSARY DOCUMENTATION

LETTER OF TRANSMITTAL

REGARDING

SHARES OF BENEFICIAL INTEREST

IN

HEDGE FUND GUIDED PORTFOLIO SOLUTION

TENDERED PURSUANT TO THE OFFER TO PURCHASE

DATED MARCH 27, 2026

The Offer will expire

at, and this Letter of Transmittal must be

received by, 12:00 midnight, Eastern Time,

on Monday, April 27, 2026, unless the Offer is extended.

Letter of Transmittal – Hedge Fund Guided Portfolio Solution	Page 1

Ladies and Gentlemen:

The undersigned hereby tenders to Hedge Fund Guided Portfolio Solution, a closed-end, non-diversified, management investment company organized under the laws of the State of Delaware (the “Fund”), the shares of beneficial interest (“Shares”) in the Fund or portion thereof held by the undersigned, described and specified below, on the terms and conditions set forth in the offer to purchase dated March 27, 2026 (“Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the “Offer”). All capitalized terms used herein have the meaning as defined in the Fund’s Declaration of Trust. The tender and this Letter of Transmittal are subject to all the terms and conditions set forth in the Offer to Purchase, including, but not limited to, the absolute right of the Fund to reject any and all tenders determined by it, in its sole discretion, not to be received timely and in the appropriate form.

The undersigned hereby sells to the Fund the Shares of the Fund tendered hereby pursuant to the Offer. The undersigned hereby warrants that the undersigned has full authority to sell the Shares tendered hereby and that the Fund will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by the Fund. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer.

The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the Shares of the Fund or portion thereof tendered hereby. The undersigned recognizes that, if the Offer is oversubscribed, not all the undersigned’s Shares of the Fund may be purchased.

A non-transferable, non-interest bearing promissory note for the purchase price will be paid to the undersigned if the Fund accepts for purchase the Shares tendered hereby. The undersigned acknowledges that the promissory note will be held for the undersigned by BNY Mellon Investment Servicing (U.S.) Inc., the Fund’s administrator. The cash payment(s) of the purchase price for the Shares tendered by the undersigned and accepted for purchase by the Fund will be made by wire transfer of the proceeds to the undersigned’s account at Merrill. The undersigned hereby represents and warrants that the undersigned understands that upon a withdrawal of such cash payment from the account, the institution at which the account is held may subject such withdrawal to any fees that it would customarily assess upon the withdrawal of cash from such account. The undersigned hereby represents and warrants that the undersigned understands that any payment in the form of marketable securities would be made by means of special arrangement with the tendering member in the sole discretion of the Fund’s Board of Trustees.

If the undersigned’s Shares are tendered and accepted for purchase, the promissory note will also provide for a contingent payment portion of the purchase price, if any, as described in Section 7 of the Offer to Purchase. Any contingent payment of cash due pursuant to a note will also be made by wire transfer to the undersigned’s account as designated in this Letter of Transmittal. The undersigned recognizes that the amount of the purchase price for Shares will be based on the unaudited net asset value of the Fund as of June 30, 2026 (the “Valuation Date”), subject to an extension of the Offer as described in Section 8 of the Offer to Purchase. The contingent payment portion of the purchase price, if any, will generally be made within 120 days of the Valuation Date.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 6 of the Offer to Purchase, this tender is irrevocable.

Investors wishing to tender Shares pursuant to the Offer should contact their Merrill Financial Adviser (“Merrill FA”) who will enter the order and provide the Investor with a customized Tender Offer Form for its account. Included with this Offer material is a sample Tender Offer Form which is for reference only. The Tender Offer Form generated for an Investor’s account will need to be signed and returned to the Investor’s Merrill FA. Upon receiving signed documentation, the Investor’s Merrill FA will submit the form for processing. An Investor’s Merrill FA must submit the form by the Expiration Date.

If you do not want to sell your Shares at this time, please disregard this notice. This is simply notification of the Fund’s tender offer. If you decide to tender, you are responsible for confirming that your Merrill Financial Adviser has received your documents in good order.

Letter of Transmittal – Hedge Fund Guided Portfolio Solution	Page 2

Tender Offer
Signature Pages – U.S. Investors
Document No.: Client Account No.:
These Tender Offer Request Signature Pages (or “Signature Pages”) relate to the client’s (the “Client”) redemption from one or more investment funds (each, a “Fund”). The term “Fund” or “Funds” as used herein refers to each investment fund from which the Client is redeeming as set forth in the Signature Pages. The term “Interest” refers to any unit of participation, share, or other form of interest issued by a Fund.
Registration / Client Account Details
Account registration and address
Account classification Taxpayer identification number Account to debit Exempt payee code
Exemption from FATCA reporting code
FATCA classifications
Document No.: Client Account No.:
1 of 4
TENDER_v.0

Document No.: Client Account No.:
Request Tender / Redemption Details

Fund Name: Effective Date Cut-off Date Channel Tender Type Units (If Partial) Full Partial

Payment
Cash payments due pursuant to this request will be made directly to Merrill Lynch, Pierce, Fenner & Smith, Inc. or U.S. Trust, as indicated above, who will facilitate the distribution of proceeds into the Client’s account
Signature
By executing and submitting these Signature Pages, you acknowledge that this request is subject to all of the terms and conditions set forth in the Offer and the Letter of Transmittal. Except as stated in the Offer, this request is irrevocable. You acknowledge the absolute right of the Fund to reject any and all tenders, including those that the Fund determines, in its sole discretion, are not in the appropriate form. You represent that you are the beneficial owner of the Interests in the Fund to which this request relates, or that the person signing this request is an authorized representative of the redeeming investor.

Internal Revenue Code Certification

Under penalties of perjury, by signature below, you hereby represent, warrant and certify as follows: (a) the Social Security/ Taxpayer ID Number set forth in these Signature Pages is your true, correct and complete Social Security/Taxpayer ID Number, and you are a U.S. citizen or other United States person (as defined in the instructions to IRS Form W-9); (b) you are not subject to backup withholding because (i) you are exempt from backup withholding, (ii) you have not been notified by the Internal Revenue Service that you are subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified you that you are no longer subject to backup withholding; and (c) if an exemption from the Foreign Account Tax Compliance Act (FATCA) reporting was requested on this document then you certify that the FATCA code(s) entered on this document, if any, indicating that you are exempt from FATCA reporting is correct.
Certification instructions.
Check this box if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
Document No.: Client Account No.:
TENDER_v2.0

Document No.: Client Account No.:

## Signature (cont.)

### Signature 1:

| | |
|---|---|
| Signature 1 | Date |
| Signer's name *(please print)* | Title |

### Signature 2:

| | |
|---|---|
| Signature 2 | Date |
| Signer's name *(please print)* | Title |

### Signature 3:

| | |
|---|---|
| Signature 1 | Date |
| Signer's name *(please print)* | Title |

### Signature 4:

| | |
|---|---|
| Signature 4 | Date |
| Signer's name *(please print)* | Title |

### Signature 5:

| | |
|---|---|
| Signature 5 | Date |
| Signer's name *(please print)* | Title |

### Signature 6:

| | |
|---|---|
| Signature 6 | Date |
| Signer's name *(please print)* | Title |

Sample Pages

Document No.: Client Account No.:
TENDER_v2.0
3 of 4

Document No.: Client Account No.:
Signature (cont.) Signature 1: Signature 1
Date Signer’s name
Title (please print) Signature 2:
Signature 2
Date Signer’s name
Title (please print) Signature 3:
Signature 1
Date Signer’s name
Title (please print) Signature 4:
Signature 4
Date Signer’s name
Title (please print) Signature 5:
Signature 5
Date Signer’s name
Title (please print) Signature 6:
Signature 6
Date Signer’s name
Title (please print)
Document No.: Client Account No.:
3 of 4
TENDER_v2.0

Document No.: Client Account No.:
Investment Professional Attestation
The undersigned Investment Professional hereby certifies that the Client is known to and is a Client of the Investment Professional, and the Investment Professional has had substantive discussions with the Client regarding the Client’s investment objectives. The Investment Professional confirms that he/she has a reasonable basis for believing (i) that all of the representations made by the Client on these Signature Pages are true and correct, (ii) based on information obtained from the Client concerning the Client’s investment objectives, other investments, financial situation and needs, and any other information known to the Investment Professional, that a tender, redemption or withdrawal from the Fund is suitable for the Client, and (iii) that the Client’s contact information on record with the selling agent and as noted on these Signature Pages is true and correct. The Investment Professional confirmed that the Client is aware of the financial terms and risks applicable to a tender, redemption or withdrawal from the Fund and the specific class(es)/tranche(s) and series of Interests issued by each Fund in which the Client currently invests.
Investment Professional Name
Production No. / UST CAI No.:
Investment Professional Signature
Date
Document No.: Client Account No.:
4 of 4
TENDER_v2.0

LETTER OF TRANSMITTAL

REGARDING

SHARES OF BENEFICIAL INTEREST

IN

HEDGE FUND GUIDED PORTFOLIO SOLUTION

TENDERED PURSUANT TO THE OFFER TO PURCHASE

DATED MARCH 27, 2026

The Offer will expire

at, and this Letter of Transmittal must be

received by, 12:00 midnight, Eastern Time,

on Monday, April 27, 2026, unless the Offer is extended.

Complete this Letter of Transmittal and Return by Mail or E-Mail:

By Mail:

Grosvenor Funds

c/o BNY Mellon TA Alternative Investment RIC Funds

PO Box 534408

Pittsburgh, PA 15253-4408

Phone: (877) 355-1469

By E-Mail:

grosvenordeinvservices@bnymellon.com

Please include the words “Grosvenor Funds Tender Documents” in the subject line.

Letter of Transmittal – Hedge Fund Guided Portfolio Solution (GSLLC)	Page 1

Ladies and Gentlemen:

The undersigned hereby tenders to Hedge Fund Guided Portfolio Solution, a closed-end, non-diversified, management investment company organized under the laws of the State of Delaware (the “Fund”), the shares of beneficial interest (“Shares”) in the Fund or portion thereof held by the undersigned, described and specified below, on the terms and conditions set forth in the offer to purchase dated March 27, 2026 (“Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the “Offer”). All capitalized terms used herein have the meaning as defined in the Fund’s Declaration of Trust. The tender and this Letter of Transmittal are subject to all the terms and conditions set forth in the Offer to Purchase, including, but not limited to, the absolute right of the Fund to reject any and all tenders determined by it, in its sole discretion, not to be received timely and in the appropriate form.

The undersigned hereby sells to the Fund the Shares of the Fund tendered hereby pursuant to the Offer. The undersigned hereby warrants that the undersigned has full authority to sell the Shares tendered hereby and that the Fund will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by the Fund. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer.

The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the Shares of the Fund or portion thereof tendered hereby. The undersigned recognizes that, if the Offer is oversubscribed, not all the undersigned’s Shares of the Fund may be purchased.

The undersigned acknowledges that this Letter of Transmittal must be received by the Fund by either mail or e-mail by 12:00 midnight, Eastern Time, on April 27, 2026, and that the method of delivery of any document is at the election and the complete risk of the undersigned, including, but not limited to, the failure of the Fund, to receive any Letter of Transmittal or other document.

A non-transferable, non-interest bearing promissory note for the purchase price will be paid to the undersigned if the Fund accepts for purchase the Shares tendered hereby. The undersigned acknowledges that the promissory note will be held for the undersigned by BNY Mellon Investment Servicing (U.S.) Inc., the Fund’s administrator. The cash payment(s) of the purchase price for the Shares tendered by the undersigned and accepted for purchase by the Fund will be made by wire transfer of the proceeds to the undersigned’s account of record, or wire transferred directly to the account designated by the Investor in this Letter of Transmittal. The undersigned hereby represents and warrants that the undersigned understands that upon a withdrawal of such cash payment from the account, the institution at which the account is held may subject such withdrawal to any fees that it would customarily assess upon the withdrawal of cash from such account. The undersigned hereby represents and warrants that the undersigned understands that any payment in the form of marketable securities would be made by means of special arrangement with the tendering member in the sole discretion of the Fund’s Board of Trustees.

If the undersigned’s Shares are tendered and accepted for purchase, the promissory note will also provide for a contingent payment portion of the purchase price, if any, as described in Section 7 of the Offer to Purchase. Any contingent payment of cash due pursuant to a note will also be made by wire transfer to the undersigned’s account as designated in this Letter of Transmittal. The undersigned recognizes that the amount of the purchase price for Shares will be based on the unaudited net asset value of the Fund as of June 30, 2026 (the “Valuation Date”), subject to an extension of the Offer as described in Section 8 of the Offer to Purchase. The contingent payment portion of the purchase price, if any, will generally be made within 120 days of the Valuation Date.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 6 of the Offer to Purchase, this tender is irrevocable.

Letter of Transmittal – Hedge Fund Guided Portfolio Solution (GSLLC)	Page 2

If you do not want to sell your Shares at this time, please disregard this notice. This is simply notification of the Fund’s tender offer. If you decide to tender, you are responsible for confirming that the Fund has received your documents in good order.

PART 1 – Name

Name of Investor:

Address of Investor:

Account Number: Phone Number:

E-Mail Address for Confirmation of Receipt:

PART 2 – Amount of Beneficial Interest Shares of the Fund to be Tendered

Please check one:

☐	All Shares

☐	Portion of Shares expressed as number of units:

Partial tenders are subject to maintenance of a minimum account balance of at least $10,000. The undersigned understands that if the undersigned tenders an amount that would cause the undersigned’s account balance to fall below $10,000, the Fund reserves the right to reduce the amount to be purchased from the undersigned so a minimum $10,000 account balance is maintained.

PART 3 – Payment

The promissory note for the purchase price will be held for you by BNY Mellon Investment Servicing (U.S.) Inc., the Fund’s administrator.

Cash payments will be wire transferred directly to the account designated by the Investor. Cash payments wired directly to such Investor accounts may be subject upon withdrawal from the account to any fees that the institution at which the account is held would customarily assess upon the withdrawal of cash from the account.

☐	Wire the proceeds into my account already on file with the Fund.

☐	Wire the proceeds to:

Institution:

ABA Number:

Account Number:

Account Name:

For Further Credit Name:

For Further Credit Account Number:

Reference Information: Hedge Fund Guided Portfolio Solution

Letter of Transmittal – Hedge Fund Guided Portfolio Solution (GSLLC)	Page 3

PART 4 – Signature(s)

The undersigned Investor acknowledges that this request is subject to all the terms and conditions set forth in the Fund’s Declaration of Trust. The undersigned represents that the undersigned is the beneficial owner of the Shares in the Fund to which this tender request relates, or that the person signing this request is an authorized representative of the tendering Investor.

In the case of joint accounts, each joint holder must sign this tender request. Requests on behalf of a foundation, partnership or any other entity must be accompanied by evidence of the authority of the person(s) signing.

FOR INDIVIDUAL INVESTORS (including spouses invested jointly):

Signature of Investor(s) or Authorized Person(s)	Signature of Investor(s) or Authorized Person(s)

Name of Signatory (please print)	Name of Signatory (please print)

Title of Authorized Person (please print)	Title of Authorized Person (please print)

Date	Date

FOR ENTITY INVESTORS (e.g., trusts, endowments, foundations, corporations, and partnerships):

Signature of Investor(s) or Authorized Person(s)	Signature of Investor(s) or Authorized Person(s)

Name of Signatory (please print)	Name of Signatory (please print)

Title of Authorized Person (please print)	Title of Authorized Person (please print)

Date	Date

Signature of Investor(s) or Authorized Person(s)	Signature of Investor(s) or Authorized Person(s)

Name of Signatory (please print)	Name of Signatory (please print)

Title of Authorized Person (please print)	Title of Authorized Person (please print)

Date	Date

Letter of Transmittal – Hedge Fund Guided Portfolio Solution (GSLLC)	Page 4

LETTER OF TRANSMITTAL

REGARDING

SHARES OF BENEFICIAL INTEREST

IN

HEDGE FUND GUIDED PORTFOLIO SOLUTION

TENDERED PURSUANT TO THE OFFER TO PURCHASE

DATED MARCH 27, 2026

The Offer will expire

at, and this Letter of Transmittal must be

received by, 12:00 midnight, Eastern Time,

on Monday, April 27, 2026, unless the Offer is extended.

Complete this Letter of Transmittal and Return by Mail or E-Mail:

By Mail:

Grosvenor Funds

c/o BNY Mellon TA Alternative Investment RIC Funds

PO Box 534408

Pittsburgh, PA 15253-4408

Phone: (877) 355-1469

By E-Mail:

grosvenordeinvservices@bnymellon.com

Please include the words “Grosvenor Funds Tender Documents” in the subject line.

Letter of Transmittal – Hedge Fund Guided Portfolio Solution (Schwab Custody)	Page 1

Ladies and Gentlemen:

The undersigned hereby tenders to Hedge Fund Guided Portfolio Solution, a closed-end, non-diversified, management investment company organized under the laws of the State of Delaware (the “Fund”), the shares of beneficial interest (“Shares”) in the Fund or portion thereof held by the undersigned, described and specified below, on the terms and conditions set forth in the offer to purchase dated March 27, 2026 (“Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the “Offer”). All capitalized terms used herein have the meaning as defined in the Fund’s Declaration of Trust. The tender and this Letter of Transmittal are subject to all the terms and conditions set forth in the Offer to Purchase, including, but not limited to, the absolute right of the Fund to reject any and all tenders determined by it, in its sole discretion, not to be received timely and in the appropriate form.

The undersigned hereby sells to the Fund the Shares of the Fund tendered hereby pursuant to the Offer. The undersigned hereby warrants that the undersigned has full authority to sell the Shares tendered hereby and that the Fund will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by the Fund. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer.

The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the Shares of the Fund or portion thereof tendered hereby. The undersigned recognizes that, if the Offer is oversubscribed, not all the undersigned’s Shares of the Fund may be purchased.

The undersigned acknowledges that this Letter of Transmittal must be received by the Fund by either mail or e-mail by 12:00 midnight, Eastern Time, on April 27, 2026, and that the method of delivery of any document is at the election and the complete risk of the undersigned, including, but not limited to, the failure of the Fund, to receive any Letter of Transmittal or other document.

A non-transferable, non-interest bearing promissory note for the purchase price will be paid to the undersigned if the Fund accepts for purchase the Shares tendered hereby. The undersigned acknowledges that the promissory note will be held for the undersigned by BNY Mellon Investment Servicing (U.S.) Inc., the Fund’s administrator. The cash payment(s) of the purchase price for the Shares tendered by the undersigned and accepted for purchase by the Fund will be made by wire transfer of the proceeds to the undersigned’s Custodian of record for the Shares and allocated to the Investor’s account with such Custodian. The undersigned hereby represents and warrants that the undersigned understands that upon a withdrawal of such cash payment from the account, the institution at which the account is held may subject such withdrawal to any fees that it would customarily assess upon the withdrawal of cash from such account. The undersigned hereby represents and warrants that the undersigned understands that any payment in the form of marketable securities would be made by means of special arrangement with the tendering member in the sole discretion of the Fund’s Board of Trustees.

If the undersigned’s Shares are tendered and accepted for purchase, the promissory note will also provide for a contingent payment portion of the purchase price, if any, as described in Section 7 of the Offer to Purchase. Any contingent payment of cash due pursuant to a note will also be made by wire transfer to the undersigned’s Custodian of record for the Shares and allocated to the Investor’s account with such Custodian. The undersigned recognizes that the amount of the purchase price for Shares will be based on the unaudited net asset value of the Fund as of June 30, 2026 (the “Valuation Date”), subject to an extension of the Offer as described in Section 8 of the Offer to Purchase. The contingent payment portion of the purchase price, if any, will generally be made within 120 days of the Valuation Date.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 6 of the Offer to Purchase, this tender is irrevocable.

Letter of Transmittal – Hedge Fund Guided Portfolio Solution (Schwab Custody)	Page 2

If you do not want to sell your Shares at this time, please disregard this notice. This is simply notification of the Fund’s tender offer. If you decide to tender, you are responsible for confirming that the Fund has received your documents in good order.

PART 1 – Name

Name of Investor:

Address of Investor:

Account Number: Phone Number:

E-Mail Address for Confirmation of Receipt:

PART 2 – Amount of Beneficial Interest Shares of the Fund to be Tendered

Please check one:

☐	All Shares

☐	Portion of Shares expressed as number of units:

Partial tenders are subject to maintenance of a minimum account balance of at least $10,000. The undersigned understands that if the undersigned tenders an amount that would cause the undersigned’s account balance to fall below $10,000, the Fund reserves the right to reduce the amount to be purchased from the undersigned so a minimum $10,000 account balance is maintained.

PART 3 – Payment

The promissory note for the purchase price will be held for you by BNY Mellon Investment Servicing (U.S.) Inc., the Fund’s administrator.

Cash payments will be wired to the Investor’s Custodian of record for the Shares and allocated to the Investor’s account with such Custodian. Cash payments wired to such Investor accounts may be subject upon withdrawal from the account to any fees that the institution at which the account is held would customarily assess upon the withdrawal of cash from the account.

PART 4 – Signature(s)

The undersigned Investor acknowledges that this request is subject to all the terms and conditions set forth in the Fund’s Declaration of Trust. The undersigned represents that the undersigned is the beneficial owner of the Shares in the Fund to which this tender request relates, or that the person signing this request is an authorized representative of the tendering Investor.

In the case of joint accounts, each joint holder must sign this tender request. Requests on behalf of a foundation, partnership or any other entity must be accompanied by evidence of the authority of the person(s) signing.

FOR INDIVIDUAL INVESTORS (including spouses invested jointly):

Signature of Investor(s) or Authorized Person(s)	Signature of Investor(s) or Authorized Person(s)

Name of Signatory (please print)	Name of Signatory (please print)

Letter of Transmittal – Hedge Fund Guided Portfolio Solution (Schwab Custody)	Page 3

Title of Authorized Person (please print)	Title of Authorized Person (please print)

Date	Date

FOR ENTITY INVESTORS (e.g., trusts, endowments, foundations, corporations, and partnerships):

Signature of Investor(s) or Authorized Person(s)	Signature of Investor(s) or Authorized Person(s)

Name of Signatory (please print)	Name of Signatory (please print)

Title of Authorized Person (please print)	Title of Authorized Person (please print)

Date	Date

Signature of Investor(s) or Authorized Person(s)	Signature of Investor(s) or Authorized Person(s)

Name of Signatory (please print)	Name of Signatory (please print)

Title of Authorized Person (please print)	Title of Authorized Person (please print)

Date	Date

Letter of Transmittal – Hedge Fund Guided Portfolio Solution (Schwab Custody)	Page 4